UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 01, 2004
                                   -----------
                        (Date of earliest event reported)


                                DATAMEG CORPORATION
                                ------------------
              (Exact name of registrant as specified in its charter)


                   NEW YORK                   000-12493
                   --------                   ----------
                (State or Other          (Commission File Number)
                 Jurisdiction of
                 Incorporation)

                                   13-3134389
                                   ----------
                       (IRS Employer Identification No.)

         P.O. Box 130145, Boston, MA                          02113
        --------------------------------------                -----
      (Address of principal executive offices)              (Zip Code)



                  Registrant's telephone number (617) 875-4892


                       P.O. Box 130145, Boston, MA 02113
                      ------------------------------------
        (Former name and former address, if changed since last report.)

                                   COPIES TO:
                          Gibson, Dunn & Crutcher LLP
                           1050 Connecticut Ave.,  NW
                             Washington, DC  20036
                                 (202) 955-8593
                            Facsimile (202) 530-9598

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Item 5.   Other Events.

On March 1, 2004, DataMEG Corporation (DataMEG) (DTMG:OTCBB) issued a press release announcing that DataMEG has initiated merger discussions with Union Telecom LTD. A copy of the press release containing the announcement is included as Exhibit 99.1 to the Current Report and is incorporated herein by reference.(1)

(1) DataMEG initially issued a press release on March 1, 2004 that incorrectly stated that DataMEG had initiated the merger. As a result, DataMEG immediately filed a second press release which corrrectly disclosed that it had initiated merger discussions, not initiated a merger. The press release filed with this Current Report is that second press release.

Except for the historical information contained herein, this press release contains forward-looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, that involve a number of risks and uncertainties. These forward-looking statements may be identified by reference to a future period by use of forward-looking terminology such as "expect", "anticipate", "could", "would", "will", and "may" and other words of similar nature. There are certain important factors and risks that could cause results to differ materially from those anticipated by the statements herein. Such factors and risks include DataMEG's history of net losses, the ability to generate revenue from operations, DataMEG's need for additional funding, the development of viable products by DataMEG's subsidiaries, Cas Communications and North Electric Company and the business conditions and growth in related areas of telecommunications, wireless and digital transmission, and in the economy in general. Other factors include the competitive pressures from the rapid pace of alternative technology advancements, and DataMEG's ability to gain market acceptance of its products in development. Other risks may be detailed from time to time in DataMEG's filings with the Securities and Exchange Commission. Neither DataMEG Corp. nor its subsidiaries undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibit
            Number     Description
            -------    -----------

            99.1 Text of press release by DataMEG Corp. dated March 1, 2004, titled "DataMEG Corp. and Union Telecom LTD Enter Into Formal Merger Negotiations".


                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP.
(Registrant)

Date: March 05, 2003


 By: /s/ Andrew Benson
 ----------------------------
 Andrew Benson
 President and Sole Director
(Principal executive and principal financial officer)